UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Corporate Property Associates 18 – Global Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2020

The following press release, dated May 26, 2020, and Notice of Change of Location, dated May 26, 2020, each relate to the definitive proxy statement (the “Proxy Statement”) of Corporate Property Associates 18 — Global Incorporated (the “Company”), dated April 28, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the board of directors of the Company for use at the 2020 Annual Meeting of Stockholders to be held on Wednesday, June 10, 2020 at 12:00 p.m., Eastern Time.

This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 26, 2020.

This supplement should be read in conjunction with the Proxy Statement.

CPA:18 — Global Announces Virtual Format for

2020 Annual Meeting of Stockholders

NEW YORK - May 26, 2020 — Corporate Property Associates 18 — Global Incorporated (“CPA:18 — Global” or the “Company”) announced today that due to the public health impact of the COVID-19 pandemic and continuing concern for the safety and well-being of its stockholders, directors and employees, the format of its 2020 Annual Meeting of Stockholders has been changed from in-person to a virtual-only format. While the previously announced date and time of the Annual Meeting, Wednesday, June 10, 2020 at 12:00 p.m. ET, has not changed, stockholders will not be able to attend the 2020 Annual Meeting in person.

As described in the Company’s proxy materials previously distributed for the Annual Meeting, stockholders at the close of business on April 9, 2020, the record date, are entitled to attend and participate in the Annual Meeting. To attend, participate in and/or vote at the virtual Annual Meeting at www.virtualshareholdermeeting.com/CPA182020, stockholders must enter the 16-digit control number found on their proxy card or voting instruction form or notice previously distributed.

For additional information regarding how stockholders may attend, participate in and/or vote at the virtual Annual Meeting, please refer to the Company’s supplemental proxy materials filed today with the Securities and Exchange Commission.

Corporate Property Associates 18 — Global Inc.

Corporate Property Associates 18 — Global Inc. (CPA:18 — Global) is a publicly registered non-traded real estate investment trust (REIT) with a diversified portfolio of commercial real estate properties leased to companies domestically and internationally in addition to self-storage and student housing assets.

www.cpa18global.com

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CPA:18 — Global and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These statements are based on the current expectations of the management of CPA:18 — Global. It is important to note that CPA:18 — Global’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, and those additional factors discussed in reports filed with the United States Securities and Exchange Commission (the “SEC”) by us under the heading “Risk Factors” could also have material adverse effects on future results, performance or achievements of CPA:18 — Global. Discussions of some of these other important factors and assumptions are contained in CPA:18 — Global’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part II, Item 1A. Risk Factors in CPA:18 — Global’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Part I, Item 1A. Risk Factors in CPA:18 — Global’s Annual Report on Form 10-K for the year ended December 31, 2019. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA:18 — Global does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

NOTICE OF CHANGE OF LOCATION OF THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2020

Dear Fellow Stockholders,

Due to the public health impact of the COVID-19 pandemic and our continuing concern for the safety and well-being of our stockholders, directors and employees, NOTICE IS HEREBY GIVEN that the location of our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed from in-person to a virtual-only format. The previously announced date and time of the Annual Meeting, Wednesday, June 10, 2020 at 12:00 p.m. ET, has not changed.

This change does not affect your ability to vote in advance of the Annual Meeting using one of the methods set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement that we filed with the SEC on April 28, 2020 (the “Proxy Statement”). We encourage all stockholders to vote their shares as soon as possible to ensure a quorum at the Annual Meeting. As described in the Proxy Statement, all holders of record of outstanding shares of CPA:18 — Global common stock as of April 9, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting.

To access the Annual Meeting, please go to  www.virtualshareholdermeeting.com/CPA182020. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. We encourage stockholders to log in to the website and access the meeting prior to the Annual Meeting’s start time.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy online, by telephone, or by mail in order to ensure a quorum. You will have the right to revoke your proxy and vote your shares by one of the methods described in the Proxy Statement.

The proxy card or voting instruction form included with the Proxy Statement previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged.

By Order of the Board of Directors

Susan C. Hyde

Chief Administrative Officer and
Corporate Secretary

New York, New York

May 26, 2020

The 2020 Annual Meeting of Stockholders on June 10, 2020 at 12:00 p.m., ET, will be available at www.virtualshareholdermeeting.com/CPA182020.  The Proxy Statement, our Annual Report to Stockholders and the Annual Report on Form 10-K can be accessed on the Investor Relations page of the our website at www.cpa18global.com. The Company’s SEC filings are also available on the SEC’s website at www.sec.gov.